LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 14, 2011

TO THE PROSPECTUS

DATED MAY 31, 2011 OF

LEGG MASON TARGET RETIREMENT 2015

LEGG MASON TARGET RETIREMENT 2020

LEGG MASON TARGET RETIREMENT 2025

LEGG MASON TARGET RETIREMENT 2030

LEGG MASON TARGET RETIREMENT 2035

LEGG MASON TARGET RETIREMENT 2040

LEGG MASON TARGET RETIREMENT 2045

LEGG MASON TARGET RETIREMENT 2050

LEGG MASON TARGET RETIREMENT FUND

The Board of the funds has approved changes to the investment strategies of each fund (except Legg Mason Target Retirement Fund) that will become effective on or about November 21, 2011.

Revised investment strategy

Legg Mason Global Asset Allocation, LLC (“LMGAA”), one of the subadvisers for each fund, is responsible for implementation of each fund’s overall asset allocation. During a fund’s Dynamic Rebalancing Period, LMGAA also manages the assets allocated to the Dynamic Risk Management strategy. Effective on or about November 21, 2011, Western Asset Management Company (“Western Asset”), the funds’ other subadviser, will manage the assets allocated to the new Event Risk Management strategy, described below, for each fund except Legg Mason Target Retirement Fund during the fund’s Dynamic Rebalancing Period.

The sections titled “Dynamic rebalancing period” in each fund’s Prospectus, except for Legg Mason Target Retirement Fund, shall be replaced by the following:

Dynamic rebalancing period

During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the standard Target Allocation. Instead, LMGAA will implement a combination of risk management strategies that will attempt to limit downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Dynamic Risk Management attempts to limit losses by allocating fund assets away from equity and long-term fixed income funds. Dynamic Risk Management allocates a portion of a fund’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. Event Risk Management invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, a fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to reduce significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.

As of the date of this Prospectus, Legg Mason Target Retirement 2015 is in its Dynamic Rebalancing Period and, at times, may not follow the Target Allocation indicated by the glide path. LMGAA will revert to managing this fund according to the Target Allocation at the end of the Dynamic Rebalancing Period on December 31, 2019.

Dynamic Risk Management. The Dynamic Risk Management strategy will seek to reduce the fund’s market risk exposure and volatility. As frequently as daily, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative fund performance. At other times Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity funds and long-term fixed income funds in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance.

In response to certain levels of negative fund performance, LMGAA may deviate from the standard Target Allocation by increasing a fund’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, LMGAA anticipates that it will initially attempt to sell shares of ETFs and other liquid securities or engage in short sale transactions involving futures. Then, LMGAA would redeem underlying open-end mutual fund shares as needed. In response to certain levels of positive fund performance, the fund may purchase ETFs or underlying open-end mutual fund shares or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). LMGAA, in its discretion, will determine the levels and timing for Dynamic Risk Management. If LMGAA determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity funds and long-term fixed income funds in accordance with the fund’s Target Allocation.

LMGAA may from time to time make tactical increases or decreases to a fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. LMGAA may also allow the relative weightings of a fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, LMGAA will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.

Event Risk Management. The Event Risk Management strategy will seek to reduce the impact to a fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. A fund initially will invest up to 2% of its net assets in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). However, a fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). If a fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of a fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value.

Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, a fund will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to a fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.

The section titled “Derivatives and hedging techniques” in funds’ Prospectus shall be replaced by the following:

Derivatives and hedging techniques

The funds, except for the Legg Mason Target Retirement Fund, and most of the underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The funds intend to use futures and options on securities, indexes or currencies, options on swaps and certain commodity futures contracts as part of its risk management strategies. The underlying funds may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies; options on these futures; forward currency contracts; and swaps, including interest rate, currency or credit default swaps. Derivatives may be used by the funds or an underlying fund for any or all of the following purposes:

•	As a hedging technique in an attempt to manage risk in a fund’s or an underling fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For the funds and certain underlying funds, as a means of enhancing returns

A derivative contract will obligate or entitle a fund or an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When a fund or an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit a fund’s or an underlying fund’s exposure to loss. A fund or an underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s or an underlying fund’s derivative exposure. If such segregated assets represent a large portion of a fund’s or an underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Certain additional risks

As a result of the funds’ revised investment policies and strategies, each fund, except for Legg Mason Target Retirement Fund, will become subject to additional risks, as set forth below.

Event Risk Management strategy risk. The Event Risk Management strategy may involve entering into transactions involving options and futures that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in a fund holding options and futures positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce a fund’s return. A fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work and shareholders should evaluate their ability to invest for the long term, especially during periods of downturn in the market.

Tax risk. A fund’s hedging strategy may result in a fund deferring, possibly indefinitely, certain of its realized losses for U.S. federal income tax purposes, potentially increasing the amount of a fund’s taxable distributions paid to shareholders.

Addition of underlying funds

Effective on or about November 21, 2011, iShares Barclays Aggregate Bond Fund and iShares Barclays Intermediate Government/Credit Bond Fund will be added as underlying funds in which the funds may invest.

Underlying fund U.S. Core Fixed Income	Investment objectives and principal investment strategies
iShares® Barclays Aggregate Bond Fund (ETF)	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index. The Index measures the performance of the total United States investment grade bond market. The Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities in the Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Underlying fund U.S. Core Fixed Income	Investment objectives and principal investment strategies
iShares® Barclays Intermediate Government/Credit Bond Fund (ETF)	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year and less than ten years. The Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. In addition, the securities in the Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Neither BlackRock nor the iShares® Funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Target Retirement Series.

The following disclosure supplements the current disclosure in the funds’ Prospectus:

New portfolio managers

Effective on or about November 21, 2011, Stephen A. Walsh and Prashant Chandran will be added as portfolio managers for each fund. Messrs. Walsh and Chandran will be the portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Event Risk Management strategy for each fund except Legg Mason Target Retirement Fund.

Consistent with Western Asset’s team approach to portfolio management, Western Asset will manage the assets allocated to the Event Risk Management strategy by incorporating input from a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for any particular fund depend on the asset classes in which that fund invests. Senior portfolio managers are responsible for the development of investment strategy, and oversight and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team to develop and implement investment themes and decisions.

Stephen A. Walsh serves as Portfolio Manager. Mr. Walsh has been employed by Western Asset in the capacity of a portfolio manager for at least the past five years. Mr. Walsh has served as the Chief Investment Officer of Western Asset since 2008. Mr. Walsh served as the Deputy Chief Investment Officer of Western Asset from 2000 to 2008.

Prashant Chandran is the Global Head of Derivatives at Western Asset and currently serves as lead portfolio manager for the Western Asset Global Alpha Opportunities Fund. Mr. Chandran joined Western Asset in 2005 as a research analyst in the derivatives group. Mr. Chandran left Western Asset from 2006 to 2007 to manage Tahoma Capital, and returned to Western Asset at the beginning of 2007 to become a portfolio manager. From 1999 to 2005, Mr. Chandran served as a Director in the Capital Markets Division of Microsoft Corporation. Mr. Chandran has an B. Sc. from the Indian Institute of Technology in Bombay, an M. Sc. from the University of Toledo and an M.B.A. from the University of Chicago, Graduate School of Business. Mr. Chandran is a Chartered Financial Analyst as well as a Financial Risk Manager.

Additional underlying fund performance information

The performance information below relates to underlying funds in which the funds may invest. An underlying fund’s past performance is not necessarily an indication of how the underlying fund will perform in the future. Certain underlying funds may have a limited or no performance history.

This performance information is presented with respect to an underlying fund’s Class IS or I (or equivalent) shares, unless otherwise noted, or is taken from the ETFs’ websites.

Average annual total returns (for the periods ended December 31, 2010)

Underlying fund	1 year	5 years	10 years	Since inception	Inception date of class[2]
U.S. Core Fixed Income
iShares® Barclays Aggregate Bond Fund (ETF)[1]	6.35	5.53	N/A	4.92	09/22/03
iShares® Barclays Intermediate Government/Credit Bond Fund (ETF)[1]	5.45	N/A	N/A	5.76	01/05/07

[1]	Returns based on the ETF’s market value for the period (not the net asset value).
[2]	The inception date shown is the inception date of the class of shares of the underlying funds, except the ETFs, in which the funds may invest.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Neither BlackRock nor the iShares® Funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Target Retirement Series.

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